UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 Current Report

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                                 April 24, 2007
                Date of Report (Date of earliest event reported)

                         -------------------------------------

                          THE GREAT ATLANTIC & PACIFIC
                                TEA COMPANY, INC.
             (Exact name of registrant as specified in its charter)

          Maryland                         1-4141                13-1890974
(State or other jurisdiction of   (Commission file number)    (I.R.S. Employer
 incorporation or organization)                             Identification No.)

                                Two Paragon Drive
                           Montvale, New Jersey 07645
                    (Address of principal executive offices)

                                 (201) 573-9700
              (Registrant's telephone number, including area code)

                                 Not Applicable
          (Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

__ Written communications pursuant to Rule 425 under the Securities Act (17 CFR
   230.425)
__ Soliciting material pursuant to Rule 14a-12 under the Exchange Act
   (17 CFR 240.14a-12)
__ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
   Act (17 CFR 240.14d- 2(b))
__ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
   Act (17 CFR 240.13e-4(c))
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Item 8.01     Other Events

     On April 24, 2007, the Company issued a press release announcing that it was engaged in negotiations for the potential sale of its operations in the Midwest. The Company cited unsatisfactory operating trends in that market, and the need to devote resources to its expanding Northeast core business, as the reasons for the action. A copy of the April 24, 2007 press release is attached hereto as an Exhibit 99.1.


 (c) Exhibits. The following exhibit is filed herewith:

              Exhibit No.              Description
                                       --------------------------------------

                  99.1                 Press Release dated April 24, 2007




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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:   April 24, 2007


                              THE GREAT ATLANTIC & PACIFIC TEA COMPANY, INC.


                       By:    /s/ Allan Richards
                              ------------------------------------------------
                              Allan Richards, Senior Vice President,
                              Human Resources, Labor Relations, Legal Services & Secretary



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                                  EXHIBIT INDEX

Exhibit No.    Description

99.1     Press release dated April 24, 2007